                                                             Page 14 of 18 Pages


                                  EXHIBIT C

                            RICHEMONT FINANCE S.A.



                          Position
                            With                                     Principal
Name                      Company          Occupation                Address
----                      -------          ----------                -------
Kurt Nauer                Director         Business Executive,       35 Boulevard
                                           Richemont Finance         Prince Henri
                                           S.A.                      L 1724 Luxembourg

Eloy Michotte             Director         Business Executive,       15 Hill Street
                                           Richemont                 London W1X7FB
                                           International Ltd.        England

Jan du Plessis            Finance          Business Executive,       Chalfont House
                          Director         Rothmans International    Oxford Road
                                           Limited                   Upbridge
                                                                     Middlesex UB9 4DU
                                                                     England

Alan Grieve               Director         Business Executive,       Rigistrasse 2
                                           Compagnie Financiere      Zug 6300
                                           Richemont AG              Switzerland

Yves Prussen              Director         Attorney,                 2 Place Winston
                                           Elvinger Hoss &           Churchill
                                           Prussen                   BP 425 L2014
                                                                     Luxembourg

                                                            Page 15 of 18 Pages


                                 RICHEMONT S.A.

                            Position
                               With                                   Principal
Name                        Company          Occupation               Address
----                        -------          ----------               -------
Johann P. Rupert            Executive        Business Executive,      Rupert International
                            Chairman         Rupert                   (Pty) Ltd
                                             International            Alexander Street 34
                                             p.l.c.                   Stellenbosch 7600
                                                                      Republic of South
                                                                      Africa

Eloy Michotte               Executive        Business Executive,      15 Hill Street
                            Director         Richemont                London WIX 7FB
                                             International, Ltd.      England

Jan du Plessis              Finance          Business Executive,      Chalfont House
                            Director         Rothmans                 Oxford Road
                                             International Limited    Upbridge
                                                                      Middlesex UB9 4DU
                                                                      England

Alan G. Quasha              Director         Business Executive,      127 East 73rd Street
                                             Quadrant                 New York, NY 10021
                                             Management, Inc.

Howard M.S. Tanner          Executive        Business Executive,      15 Hill Street
                            Director         Richemont                London W1X 7FB
                                             International, Ltd.      England

Joseph Kanoui               Executive        Business Executive,      6 Boulevard
                            Director         Vendome Luxury           James-Fazy
                                             Group, SA                1201 Geneva
                                                                      Switzerland

Jean-Paul Aeschimann        Director         Attorney, Lenz &         Grand Rue 25
                                             Staehelin                1204 Geneva
                                                                      Switzerland

Frederick Mostert           Director         Attorney, Richemont      15 Hill Street
                                             International, Ltd.      London W1X 7FB
                                                                      England

                                                             Page 16 of 18 Pages

                        COMPAGNIE FINANCIERE RICHEMONT AG

                           Position
                             With                                       Principal
Name                       Company          Occupation                   Address
----                       -------          ----------                  ---------

Dr. Nikolaus Senn          Chairman         Banker, Union Bank          Bahnhofstrasse 45
                           of the           of Switzerland              8001 Zurich
                           Board of                                     Switzerland
                           Directors

Jean-Paul Aeschimann       Deputy           Attorney, Lenz &            Grand Rue 25
                           Chairman         Staehelin                   1204 Geneva
                           of the                                       Switzerland
                           Board of
                           Directors

Johann P. Rupert           Managing         Business Executive,         Rupert International
                           Director         Rupert                      (Pty) Ltd
                                            International (Pty)         Alexander Street 34
                                            Ltd                         Stellenbosch 7600
                                                                        Republic of South
                                                                        Africa

Jan du Plessis             Finance          Business Executive,         Chalfont House
                           Director         Rothmans                    Oxford Road
                                            International Limited       Upbridge
                                                                        Middlesex UB9 4DU
                                                                        England

Joseph Kanoui              Director         Business Executive,         6 Boulevard James
                                            Vendome Luxury              Fazy
                                            Group SA                    1201 Geneva
                                                                        Switzerland

Yves-Andre Istel           Director         Vice Chairman               1251 Avenue of the
                                            Rothschild, Inc.            Americas, 51st Floor
                                                                        New York, NY 10020

Lord Renwick               Director         Business Executive,         c/o Robert Fleming
                                            Robert Fleming              & Company Ltd.
                                            & Company Ltd.              25 Copthall Avenue
                                                                        London
                                                                        England

                                                             Page 17 of 18 Pages

                           Position
                             With                                       Principal
Name                       Company          Occupation                   Address
----                       -------          ----------                  ---------

William Ryan               Director         Business Executive,         Denham Place
                                            Rothmans International      Village Road
                                            p.l.c.                      Denham Uxbridge
                                                                        Middlesex UB9  5BL
                                                                        England

                                                             Page 18 of 18 Pages

                           COMPAGNIE FINANCIERE RUPERT


                             Position
                                With                                    Principal
Name                         Company          Occupation                Address
----                         -------          ----------                -------

Johann P. Rupert             Managing         Business Executive,       Rupert International
                             Partner          Rupert                    (Pty) Ltd.
                                              International (Pty)       Alexander Street 34
                                              Ltd                       Stellenbosch 7600
                                                                        Republic of South
                                                                        Africa